Exhibit 99.1

OTCQB: FCCN Spectral Capital Corp. The Digital Infrastructure Ecosystem of the Future Investor Presentation │ August 2026

2 Free Writing Prospectus ISSUER FREE WRITING PROSPECTUS . Filed Pursuant to Rule 433 under the Securities Act of 1933 , as amended . Issuer Free Writing Prospectus dated August 2026 , relating to the Preliminary Prospectus dated August 12 , 2026 . Registration Statement No . 333 - 297558 . SPECTRAL CAPITAL CORPORATION . Proposed Nasdaq Capital Market Symbol : "FCCN" . This presentation relates to the proposed public offering of shares of common stock, par value $ 0 . 0001 per share (the "Common Stock"), of Spectral Capital Corporation, a Nevada corporation (the "Company") . The Common Stock is being offered pursuant to a registration statement on Form S - 1 filed by the Company with the U . S . Securities and Exchange Commission (the "SEC") . The registration statement has not yet become effective . The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates to (link located here ) . Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering . You may get these documents for free by visiting EDGAR on the SEC Web site at www . sec . gov . Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll - free 1 - ( 800 - 732 - 0330 ) . This presentation should be read together with the preliminary prospectus . It is a summary only, is not intended to be complete and does not contain all of the information that prospective investors should consider before making an investment decision . The information in this presentation speaks only as of its date and may be amended, supplemented or otherwise changed without notice . The registration statement relating to the Common Stock has been filed with the SEC but has not yet become effective . The Common Stock may not be sold, and offers to purchase the Common Stock may not be accepted, before the registration statement becomes effective . This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of that jurisdiction The Company's Common Stock is currently quoted and traded on the OTCQB under the symbol "FCCN . " The Company has applied to list its Common Stock on The Nasdaq Capital Market under the symbol "FCCN . " The listing application remains subject to final approval by Nasdaq . No assurance can be given that the listing application will be approved, that the Company will satisfy all applicable Nasdaq listing requirements, or that an active, liquid and orderly trading market for the Common Stock will develop or, if developed, will be sustained following the offering . The Company will not proceed with the offering if its Common Stock is not approved for listing on The Nasdaq Capital Market . If the proposed Nasdaq listing is completed, the trading prices of the Common Stock on the OTCQB may not be indicative of the prices at which the Common Stock may trade on The Nasdaq Capital Market . No person has been authorized to provide any information or make any representation concerning the Company or the proposed offering other than the information contained in the preliminary prospectus or in an authorized free writing prospectus filed with the SEC . Any information or representation not contained in those documents must not be relied upon as having been authorized by the Company or the underwriters . Neither the SEC nor any state or foreign securities commission has approved or disapproved the Common Stock or passed upon the accuracy or adequacy of this presentation or the preliminary prospectus . Any representation to the contrary is a criminal offense .

3 Forward - Looking Statements FORWARD - LOOKING STATEMENTS . This presentation contains forward - looking statements . All statements other than statements of historical fact, including statements concerning the Company's strategy, plans, objectives, prospects, future operations, acquisitions, integration activities, technology and intellectual property development, commercialization efforts, market opportunities, expected financial position, revenue, costs, profitability, capital requirements, use of proceeds and anticipated industry trends, are forward - looking statements . Words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "objective," "plan," "potential," "predict," "project," "seek," "should," "target," "will," "would" and similar expressions are intended to identify forward - looking statements, although not all forward - looking statements contain these identifying words . Forward - looking statements are based on the Company's current expectations, estimates, assumptions and projections and are subject to known and unknown risks, uncertainties and other factors . These factors may cause actual results, performance or achievements to differ materially and adversely from those expressed or implied by the forward - looking statements . These risks and uncertainties include, among others, the Company's ability to complete the proposed offering ; obtain and maintain a listing on The Nasdaq Capital Market ; execute its business and acquisition strategies ; successfully integrate acquired businesses ; develop, protect and commercialize its intellectual property and technology ; achieve or maintain profitability ; obtain additional financing when required ; maintain effective internal control over financial reporting ; and respond to competition, technological changes and changing market conditions . Prospective investors should carefully review the risks and uncertainties described under "Risk Factors" and elsewhere in the preliminary prospectus and in the Company's other filings with the SEC . Forward - looking statements are predictions only and should not be relied upon as guarantees of future events or performance . The Company cannot assure prospective investors that the events and circumstances reflected in the forward - looking statements will occur or that the Company's expectations will prove correct . Except as required by applicable law, neither the Company nor the underwriters undertake any obligation to update or revise any forward - looking statement after the date of this presentation, whether as a result of new information, future events or otherwise . The Company's internal estimates are based on information available as of the date of this presentation and on assumptions that management believes to be reasonable, but no assurance can be given as to their accuracy . INVESTMENT RISK . An investment in the Common Stock is highly speculative, involves a high degree of risk and should be considered only by persons who can afford the loss of their entire investment . Prospective investors should carefully consider all information contained in the preliminary prospectus, including the matters described under "Risk Factors," before making an investment decision .

4 Proposed Offering Summary Term Spectral Capital Corp. (Nevada corporation) Issuer FCCN (OTCQB) Current Listing / Exchange FCCN (The Nasdaq Capital Market) Proposed Ticker / Exchange Common stock, par value $0.0001 Securities Offered Up to US$15,000,000 Offering Size¹ US$4.00 - US$5.00 per share Price Range¹ 96,291,416 Shares Outstanding, Pre - Offering 100,624,749 shares (or 101,124,749 shares if the underwriters exercise their over - allotment option in full) Shares Outstanding, Post - Offering ² 45 - day option to purchase up to an additional 15% of the total number of shares of common in this offering Over - Allotment¹ 33 % for business development, including working capital and expansion across our group of companies ; 33 % for product development, including intellectual property protection and evaluation and due diligence costs related to our acquisition pipeline ; and the rest for general corporate purposes, including a general reserve for potential future acquisitions . Use of Proceeds Our officers, directors and 5%+ holders: 180 days following closing Lock - Up Agreements Sentinel Brokers Company, Inc. and Revere Securities LLC Underwriters ¹Assumes gross proceeds of $15M issued at the midpoint of the pricing range ²Assumes the issuance/reclassification of 500,000 TVS acquisition shares that remain unissued

Investment Highlights The case for FCCN: scaled revenue, planned margin expansion and meaningful strategic ownership at the point of uplisting Revenue Platform Operating at Global Scale • US$646.7M revenue for six months ended June 30,2026, acquisition - driven, from zero as of June 30,2025 • US$5.47 million gross profit for six months ended June 30, 2026 • ~335 enterprise customers as of March 31, 2026 • Two subsidiaries operating across voice and messaging infrastructure Transformation Executed, Not Promised • 42 Telecom (Aug 2025) and Telvantis Voice Services (Dec 2025) acquired and consolidated • Equity - only consideration; no long - term debt incurred Embedded Margin Expansion Runway 5 • Proprietary AI and software to be deployed into traffic the Company already accesses

A Transformation Executed in Twelve Months Aug 1, 2025 Acquired 42 Telecom Ltd.: enterprise messaging, SS7 and PaaS across Europe Dec 31, 2025 Acquired Telvantis Voice Services: international voice termination Jan 4, 2026 Binding term sheet with Intermatica S.p.A. (Italy) outlining a proposed strategic transaction Total Revenue (US$ millions) $21,8 6 $646.7 FY 2024 FY 2025(1) H1 2026 (2) (1) FY 2025 reflects consolidation of 42 Telecom from August 1, 2025; Telvantis Voice Services consolidated as of December 31, 2025 and contributed no FY 2025 revenue. See preliminary prospectus.

Digital Infrastructure Value Chain Each acquisition adds to Spectral's infrastructure stack, the foundation for an integrated, connected ecosystem Access Telecom services, specialized ISPs, and wholesale voice and messaging interconnect Where Spectral operates today through 42 Telecom and Telvantis Voice Services > Transport Wireless and fiber infrastructure Targeted expansion: fiiber and ISP assets, and wireless construction crews requalifiied fior data center build - out > Storage Edge data centers Targeted expansion: edge data centers, built with construction crews requalifiied firom wireless build - out Integration thesis: controlling adjacent layers of the value chain allows Spectral to route traffic, deploy software and capture margin across the stack rather than at a single point. 8

The Operating Platform Today Two established businesses provide scale, carrier relationships and the deployment environment for Spectral's technology Acquired August 1, 2025 42 Telecom Ltd. • Enterprise messaging, SMS aggregation, SS7 platform access and PaaS communication solutions • Customers across Europe and other regions; operations in Malta and Sweden • Established Arcus platform and carrier interconnects; repeat, usage - based relationships Acquired December 31, 2025 Telvantis Voice Services, Inc. • International wholesale voice termination and enterprise - grade routing and communications • Primary driver of consolidated revenue beginning Q1 2026 • Earn - out structure links consideration to 2026 revenue and profitability delivery, terms include contingent share issuance, $65 million minimum value protection mechanism and adjustment/recission rights • TVS was considered a related party of the Company at the time of the acquisition. ~335 enterprise customers as of March 31, 2026(1) 9 (1) Enterprise customers served through 42 Telecom and Telvantis Voice Services, as defined in the preliminary prospectus.

Operating Model Four reinforcing engines convert acquired scale into compounding shareholder value 1 2 Digital Infrastructure Sales and Margin Platform Expansion Engine Telecom services, ISPs, fiber and Deliver significant revenue and wireless infrastructure, and data margin uplift across all centers operated as standalone, acquisitions through shared operator - led businesses technology, routing and commercial discipline 3 4 Disciplined Capital Optionality with Deployment Intellectual Property Acquisitions at attractive entry Develop and monetize digital valuations; deployment discipline innovation across the IP portfolio retained independent of any to drive future margin expansion future listing outcome and licensing revenue Digital Infrastructure Acquisitions + Sales and Margin Expansion + IP Optionality = Compounding Shareholder Value 10

Financial Highlights: Income Statement Unaudited; US$ thousands, except per share data Six months ended June 30, 2026 (unaudited) Three months ended June 30, 2026 (unaudited) 2025 (audited) 2024 (audited) (US$ thousands) 646,790 318,278 21,840 0 Total revenues 641,320 314, 998 18,956 0 Cost of revenue (incl. related party) 5,470 3,280 2,884 0 Gross profit (10,306) (5,137) (5,811) (3,005) Total operating expenses (4,836) (1,857) (2,928) (3,005) Loss from operations 3,972 9,886 3,387 0 Change in fair value of contingent consideration (non - cash) (885) (470) (38) (266) Interest expense, net (273) (173) (497) 0 Income taxes (2,018) 7,387 918 (3,271) Net profit (loss) attributable to the Company (0.02) 0.08 0.01 (0.06) Net profit (loss) per share, basic and diluted (US$) 90,523,116 92,050,072 73,438,957 57,925,034 Weighted average basic shares outstanding $646.7M Six months ended June 30, 2026 revenue, versus zero in the prior - year period 13 (1) Q2 2026 net profit of US$7.4M includes a US$9.9M non - cash gain from the change in fair value of acquisition - related contingent consideration, which reflects a reduction in the consideration expected to become payable under the earn - out rather than operating performance; Q1 2026 included a US$5.9M non - cash charge in the opposite direction. See the preliminary prospectus for full financial statements and related notes.

Financial Highlights: Balance Sheet US$ thousands; as of June 30, 2026, unaudited June 30, 2026 (unaudited) Dec 31, 2025 (audited) (US$ thousands) 5,267 2,087 Cash and cash equivalents 116,395 32,528 Account receivable, net 136,384 59,451 Total current assets 48,697 48,697 Goodwill 37,892 41,438 Intangible assets, net 223,811 150,746 Total assets 112,846 34,441 Account payable 17,457 12,674 Accounts receivable financing facility 162,037 102,018 Total current liabilities 4,469 4,470 Deferred tax liability 166,573 106,591 Total liabilities 57,238 44,376 Total stockholders' equity Balance sheet and liquidity profile • Balance sheet scale reflects the working capital cycle of wholesale interconnect: large receivable and payable positions with optionality to settle on matched terms • Receivables - backed facility with Fasanara Securitisation S.A. provides working capital liquidity against the trade receivables base • Net proceeds of this offering are intended to reinforce working capital, fund holdco operations and build acquisition reserves 14 See the preliminary prospectus, including "Risk Factors," "Management's Discussion and Analysis" and the notes to the financial statements, for a discussion of liquidity, the going concern assessment and management's plans, which include this offering.

Capital Structure and Ownership: Pre - Offering Spectral Capital Corp. Issuer 96,291,416 Common shares outstanding US$5,267,000 Cash on hand (June 30, 2026) None currently outstanding; representative’s warrants to be issued at closing Convertible debt or warrants outstanding Meaningful strategic ownership and 180 - day lock - ups at listing Security ownership of certain beneficial owners and management 67.9% All other holders 27.3% Decus Pro 4.8% Directors and Officers Beneficial ownership as presented under “Security Ownership of Certain Beneficial Owners and Management” in the preliminary prospectus. The directors and officers figure is calculated on a beneficial ownership basis and includes shares issuable on exercise of options exercisable within 60 days. 15

Management Team and Board of Directors Jenifer Osterwalder Chiefi Executive Ofifiicer, President and Director Has led Spectral since 2005 through its evolution from advanced computing research to a global digital infrastructure operator. Prior background in investment banking consulting with Five Seas Securities. B.S. in Business Administration, Ohio State University. Daniel Gilcher Chiefi Financial Ofifiicer International public - company finance leader across technology, telecom and capital markets. Former CFO and Director of Mexedia, an Italian listed technology and communications company. Ph.D. in Empirical Finance (EBS); MBA (IIM Ahmedabad). Board of Directors I Michael R. Turner Independent Director, Audit Committee, Compensation and Governance 20+ years of leadership in advanced technology and scaling complex projects across energy and industrial sectors Olga Nezerenko Independent Director, Audit Committee, Compensation and Governance Ph.D. in Economics and Business Administration, specialized in logistics Jeffrey Chong Director Economist and capital markets specialist ; former Chief Investment Officer, Turicum Asset Management Gottfried Werner Independent Director; Audit Committee Chair 16 Telecommunications entrepreneur; operates the largest independent telecom retail network in Germany Three of five directors are independent under Nasdaq listing standards; audit, compensation and nominating committees established, with a designated audit committee financial expert.

Thank You Spectral Capital Corporation 701 Fifth Avenue, Suite 4200 Seattle, WA 98104 IR@spectralcapital.com 17 Proposed Nasdaq: FCCN